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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 25, 2002
                                                ------------------------


                         VALUEVISION INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MINNESOTA                      0-22043                  41-1673770
-----------------------------    ------------------------    -------------------
(State or other jurisdiction)    (Commission File Number)      (IRS Employer
      of incorporation                                       Identification No.)




6740 SHADY OAK ROAD
EDEN  PRAIRIE                                                     55344-3433
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (952) 943-6000
                                                  -------------------------


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Item 5.  Other Events.

         The Press Release of ValueVision International, Inc. dated February 25, 2002, which is attached hereto as Exhibit 99, is hereby incorporated by reference in response to this Item 5.

Item 7.  Exhibits.

         99. Press Release of ValueVision International, Inc. dated February 25, 2002.







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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VALUEVISION INTERNATIONAL, INC.



Date:  March 6, 2002                   By  /s/  Nathan E. Fagre
                                           -------------------------------------
                                           Nathan E. Fagre
                                           Senior Vice President and
                                           General Counsel







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                                  EXHIBIT INDEX


No.               Exhibit No.                                                                            Page
---               -----------                                                                            ----
99.                Press Release of ValueVision International, Inc.                                      Filed
                   dated February 25, 2002.                                                         Electronically






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